UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

July 29, 2022

Greystone Logistics, Inc.

(Exact name of registrant as specified in its charter)

Oklahoma	000-26331	75-2954680
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1613 E. 15th, Tulsa, Oklahoma	74120
(Address of principal executive offices) (Zip Code)

(918) 583-7441

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 270.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 270.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 270.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
NONE	GLGI	NONE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Loan Agreement

On July 29, 2022, Greystone Logistics, Inc. (“Greystone Logistics”), Greystone Manufacturing, L.L.C. (“Greystone Manufacturing,” and together with Greystone Logistics, the “Borrowers”) and International Bank of Commerce (the “Lender”) entered into an Amended and Restated Loan Agreement (the “IBC Loan Agreement”). Greystone Manufacturing is a wholly-owned subsidiary of Greystone Logistics.

The IBC Loan Agreement provides for the Lender to make to the Borrowers (i) a term loan in the amount of $7,854,707.54 to consolidate all existing term loans in the aggregate amount of $2,669,891.67 with Lender, extend credit in the amount of $3,271,986.98 to pay off a note payable to Robert B. Rosene, Jr. and extend additional credit to fund the purchase in the amount of $1,912,828.89 of the equipment subject to the iGPS Logistics, LLC, leases and (ii) an advancing term loan facility whereby Greystone may obtain advances up to the aggregate amount of $7,000,000 (items i and ii referred to collectively as “Term Loans”) (iii) a renewal of the revolving loan with an increase of $2,000,000 (the “Revolving Loan”). The exact amount which can be borrowed under the Revolving Loan from time to time is dependent upon the amount of the borrowing base but can in no event exceed $6,000,000.

The Revolving Loan bears interest at the higher per annum rate of (i) the New York Prime Rate, plus 0.5%, and (ii) 4.5%. The Borrowers are required to pay all interest accrued on the outstanding principal balance of the Revolving Loan beginning August 29, 2022 and continuing on the 29th of each month thereafter until July 29, 2024. The Borrowers are required to pay the outstanding principal balance of the Revolving Loan on July 29, 2024. Any principal on the Revolving Loan that is prepaid by the Borrowers may be reborrowed by the Borrowers.

The Term Loans bear interest at the higher per annum rate of (i) the New York Prime Rate, plus 0.5%, and (ii) 4.5%. The Borrowers are required to make equal payments of principal and interest in an amount sufficient to amortize the principal balance of the Term Loan over seven years, commencing on August 29, 2022 and continuing on the 29th day of each month thereafter until July 29, 2027.

The IBC Loan Agreement requires the Borrowers to pay aggregate fees totaling $35,452.45 to the Lender on July 29, 2022.

The IBC Loan Agreement includes customary representations and warranties and affirmative and negative covenants. Some of the noteworthy covenants include (i) requiring the Borrowers to maintain a debt service coverage ratio of 1:25 to 1:00 and a funded debt to EBIDA ratio of 3:00 to 1:00, (ii) subject to certain exceptions, limiting the Borrowers’ combined capital expenditures on fixed assets to $2,000,000 per year other than those expenditures for equipment additions to meet and fulfill customer requirements or designs, (iii) prohibiting Greystone Logistics, without the Lender’s prior written consent, from declaring or paying any dividends, redemptions, distributions and withdrawals (as applicable) with respect of its equity interests, other than distributions to holders of its preferred stock in an amount not to exceed $500,000 in any fiscal year, (iv) subject to certain exceptions, prohibiting the incurrence of additional indebtedness by the Borrowers, and (v) requiring the Borrowers to cause, permit or suffer any change of control. The foregoing list of covenants is not exhaustive and there are several other covenants contained in the IBC Loan Agreement.

The IBC Loan Agreement includes customary events of default, including events of default relating to non-payment of principal and other amounts owing under the IBC Loan Agreement from time to time, inaccuracy of representations, violation of covenants, defaults under other agreements, bankruptcy and similar events, the death of a guarantor, certain material adverse changes relating to a Borrower or guarantor, certain judgments or awards against a Borrower, or government action affecting a Borrower’s or guarantor’s ability to perform under the IBC Loan Agreement or the related loan documents. Among other things, a default under the IBC Loan Agreement would permit the Lender to cease lending funds under the IBC Loan Agreement and require immediate repayment of any outstanding loans with interest and any unpaid accrued fees.

The IBC Loan Agreement is secured by a lien on substantially all of the assets of the borrowers. Kruger and Rosene have provided a combined limited guaranty of the Borrowers’ obligations under the IBC Loan Agreement, with such guaranty for Kruger being limited to 32.4% of outstanding debt to IBC and for Rosene the amount of $3,500,000 decreasing in an amount equal to principal payment on the Term Loans (the “Guaranties”).

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The IBC Loan Agreement, the Promissory Note evidencing the Revolving Loan and the Promissory Notes evidencing the Term Loans (collectively, the “Loan Documents”) are filed as exhibits to this Current Report on Form 8-K and incorporated herein by reference. The Loan Documents have been filed in order to provide investors with information regarding their terms. The Loan Documents are not intended to provide any other factual information about Greystone Logistics or the other parties to the Loan Documents or any of their respective subsidiaries or affiliates. The foregoing description of the Loan Documents is not complete and is subject to and qualified in its entirety by reference to the full text of the Loan Documents. The representations, warranties and covenants contained in the Loan Documents may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries of the Loan Documents and should not rely on the representations, warranties and covenants contained therein, or any descriptions thereof, as characterizations of the actual state of facts or conditions of Greystone Logistics.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

10.1	Amended and Restated Loan Agreement dated July 29, 2022, among Greystone Logistics, Inc., Greystone Manufacturing, LLC and International Bank of Commerce.

10.2	Promissory Note (Revolving Loan) dated July 29, 2022, made by Greystone Logistics, Inc. and Greystone Manufacturing, LLC in favor of International Bank of Commerce.

10.3	Promissory Note (Term Loan) dated July 29, 2022, made by Greystone Logistics, Inc. and Greystone Manufacturing, LLC in favor of International Bank of Commerce.

10.4	Promissory Note (Advancing Term Loan) dated July 29, 2022, made by Greystone Logistics, Inc. and Greystone Manufacturing, LLC in favor of International Bank of Commerce.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREYSTONE LOGISTICS, INC.

August 4, 2022	By:	/s/ William W. Rahhal
William W. Rahhal
Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

10.1	Amended and Restated Loan Agreement dated July 29, 2022, among Greystone Logistics, Inc., Greystone Manufacturing, LLC and International Bank of Commerce.

10.2	Promissory Note (Revolving Loan) dated July 29, 2022, made by Greystone Logistics, Inc. and Greystone Manufacturing, LLC in favor of International Bank of Commerce.

10.3	Promissory Note (Term Loan) dated July 29, 2022, made by Greystone Logistics, Inc. and Greystone Manufacturing, LLC in favor of International Bank of Commerce.

10.4	Promissory Note (Advancing Term Loan) dated July 29, 2022, made by Greystone Logistics, Inc. and Greystone Manufacturing, LLC in favor of International Bank of Commerce.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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